UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 15, 2008
Date of Report (Date of earliest event reported)

EMCORE CORPORATION
Exact Name of Registrant as Specified in its Charter

New Jersey	0-22175	22-2746503
State of Incorporation	Commission File Number	IRS Employer Identification Number

10420 Research Road, SE, Albuquerque, NM  87123
Address of principal executive offices, including zip code

(505) 332-5000
Registrant's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                Entry into a Material definitive Agreement.

On February 15, 2008, we entered into a Securities Purchase Agreement with accredited investors for the sale of $100,000,000 of restricted common stock and warrants.  Under this agreement, the investors will purchase 8,000,000 shares of our common stock, no par value, and warrants to purchase an additional 1,400,000 shares of our common stock.  The purchase price was $12.50 per share, priced at the 20 day volume-weighted average price.  The warrants grant the holder the right to purchase one share of our common stock at a price of $15.06 per share.  The warrants are immediately exercisable and remain exercisable for a period of 5 years from the closing date.

In addition, we also entered into a Registration Rights Agreement with the investors.  Under this agreement, we agreed to register for resale the shares of common stock to be issued in this transaction and the shares of common stock to be issued upon exercise of the warrants.

The foregoing description is qualified in its entirety by reference to the Stock Purchase Agreement, Registration Rights Agreement and form of Warrant which are attached to this Current Report as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated by herein by reference.

ITEM 3.02                                Unregistered Sales of Equity Securities.

On February 15, 2008, under the Stock Purchase Agreement described under Item 1.01 above, we agreed to issue and sell to accredited investors 8,000,000 shares of restricted common stock and warrants to purchase an additional 1,400,00 shares of restricted common stock for aggregate proceeds of $100,000,000.  The warrants grant the holder the right to purchase one share of our common stock at a price of $15.06 per share.  The warrants are immediately exercisable and remain exercisable for a period of 5 years from the closing date

Jefferies & Company, Inc. acted as the Lead Placement Agent and Canaccord Adams Inc., Lazard Freres & Co. LLC and Merriman Curhan & Ford Co. acted as co-placement agents for the private placement.  We will pay the placement agents an aggregate commission equal to 5.75% of the aggregate gross proceeds.

The issuance and sale of the common stock and warrants in the private placement were made in reliance on the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and/or Rule 506 of Regulation D promulgated thereunder.

ITEM 9.01           Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated February 15, 2008, by and among EMCORE Corporation and the purchasers listed therein.
10.2	Registration Rights Agreement, dated February 15, 2008, by and among EMCORE Corporation and the purchasers listed therein.
10.3	Form of Warrant

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMCORE CORPORATION
Dated: February 20, 2008	By: /s/ Adam Gushard Name: Adam Gushard Title: Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Securities Purchase Agreement, dated February 15, 2008, by and among EMCORE Corporation and the purchasers listed therein.
10.2	Registration Rights Agreement, dated February 15, 2008, by and among EMCORE Corporation and the purchasers listed therein.
10.3	Form of Warrant